EXHIBIT 32.1

Certification Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

Pursuant to 18 U.S.C. §1350, as adopted pursuant to §906 of the Sarbanes-Oxley Act of 2002, I, the undersigned President and chief executive officer of First Republic Preferred Capital Corporation (the “Company”), hereby certify that the Annual Report on Form 10-K of the Company for the year ended December 31, 2003 (the “Report”) fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended, and that information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: March 11, 2004	/s/ JAMES J. BAUMBERGER
Name: James J. Baumberger Title: President and chief executive officer